UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant   X

Filed by a Party other than the Registrant

Check the appropriate box:

   Preliminary Proxy Statement

   Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

 X Definitive Proxy Statement

   Definitive Additional Materials

   Soliciting Material Pursuant to Sec.240.14a-12


                        N-VIRO INTERNATIONAL CORPORATION

--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)




--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

 X No fee required.

   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------




(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------




(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------




(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------




(5)  Total fee paid:

--------------------------------------------------------------------------------




  Fee paid previously with preliminary materials.

  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

--------------------------------------------------------------------------------




(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------




(3)   Filing Party:

--------------------------------------------------------------------------------




(4) Date Filed:

--------------------------------------------------------------------------------

                     [N-Viro International Corporation logo]

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. Central Avenue, Suite 328
                               Toledo, Ohio 43606


October 11, 2006
To all Our Stockholders:

     The Board of Directors joins us in cordially inviting you to attend our Annual Meeting of Stockholders. The meeting will be held at the Holiday Inn Beach Resort, Cocoa Beach, Florida, on November 14, 2006. The meeting will begin at 10:00 a.m. (local time) and registration will begin at 9:30 a.m.
Refreshments  will  be  served  before  the  meeting.

     All stockholders interested in attending the Annual Meeting can call the Holiday Inn Beach Resort at (800) 206-2747, and notify the reservation associate that they are with the N-Viro International group, to be eligible to receive discounted group hotel rates.

     In addition to the matters described in the attached Proxy Statement, we will report on our business and progress during 2005 and the first two quarters of 2006. Our performance for the year ended December 31, 2005 is discussed in the enclosed 2005 Annual Report to Stockholders.

     We hope you will be able to attend the meeting and look forward to seeing you there.
                         Sincerely,

                         /s/  Timothy  R.  Kasmoch
                         -------------------------
                         Timothy  R.  Kasmoch
                         President  and  Chief  Executive  Officer

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. Central Avenue, Suite 328
                               Toledo, Ohio 43606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on November 14, 2006

TO  OUR  STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held at the Holiday Inn Beach Resort, Cocoa Beach, Florida, on November 14, 2006. The Annual Meeting will begin at 10:00 a.m. (local time), for the following purposes:

     1. To elect three Class II Directors for a term of two years, until their successors are elected and qualified or until their earlier resignation, removal from office or death.

2. To ratify the appointment of UHY LLP to serve as our independent auditors for our year ended 2006.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting. Our 2005 Annual Report is also enclosed. Stockholders of record as of the close of business on September 22, 2006 will be entitled to notice of, and to vote at, such Annual Meeting or any adjournment thereof.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


                              /s/  James  K.  McHugh
                              ----------------------
                              James  K.  McHugh
                              Chief  Financial  Officer, Secretary and Treasurer

Toledo,  Ohio
October 11, 2006

 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING TO ASSURE THE PRESENCE OF A QUORUM. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WORLDWIDE WEBSITE INDICATED ON YOUR PROXY CARD.

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 14, 2006


Solicitation of Proxies and Date, Time and Place of Annual Meeting

     This Proxy Statement is first being sent to the Stockholders of N-Viro International Corporation on or about October 11, 2006, in connection with the solicitation of proxies by our Board of Directors to be voted at our Annual Meeting of Stockholders, or the Annual Meeting, which is scheduled to be held on Tuesday, November 14, 2006 at 10:00 a.m. (local time) as set forth in the attached notice. A proxy card is enclosed.

Record  Date

     The record date for our Annual Meeting is the close of business on September 22, 2006, or the Record Date. Only holders of record of our Common
Stock on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On the Record Date, there were 3,728,059 shares of Common Stock outstanding.

How  do  I  vote?

     A share of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR approval of the proposals: (i) to elect three Class II Directors to serve for a term of two years and until their successors are elected and qualified or until their earlier resignation, removal from office or death, and, (ii) to ratify the appointment of UHY LLP to serve as our independent auditors for the year ending December 31, 2006. You may also vote your shares via the telephone by accessing the toll-free number indicated on your proxy card or via the internet by accessing the worldwide website indicated on your proxy card.

How  do  I  revoke  my  proxy?

     Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with our Secretary a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by our Secretary.

What  constitutes  a  quorum?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for the transaction of business by such holders at the Annual Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners also will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote").

What  are  my  voting  rights?

     Holders of the Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors. The election of directors will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting. Note this is a change from all prior years' meetings in that the stockholders approved a change to our By-Laws at the 2005 meeting that changed the way directors are elected to our Board, effective with the 2006 meeting. The ratification of the appointment of UHY LLP as independent auditors will also require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting. For all proposals, abstentions and broker non-votes will not be counted in determining whether a proposal has been approved.

Cost  of  Solicitation

     We will bear the cost of solicitation of proxies. In addition to solicitation by mail, directors and officers may solicit proxies by telephone, facsimile or personal interview. We will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. We will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith.

Executive  Office

     Our executive office is located at 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606. Our telephone number is (419) 535-6374.

Form  10-KSB  available

     A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES MCHUGH, OUR CORPORATE SECRETARY, AT THE ABOVE ADDRESS. The Annual Report is also available on our website at www.nviro.com under "Investor Information".


                       PROPOSAL 1 - ELECTION OF DIRECTORS

     Our Certificate of Incorporation and By-Laws provide that the Board shall be divided into two classes of equal or approximately equal number and that the number of directors shall from time to time be fixed and determined by a vote of a majority of our entire Board serving at the time of such vote; provided, that the authorized number of directors shall be no less than seven and no more than nine. The number of directors is currently set at nine. The directors are elected for a two-year term or until the election of their respective successors or until their resignation, removal from office or death.

     It is intended by the Board that proxies received will be voted to elect the three Class II Directors named below to serve for a two-year term and until their respective successors are elected or until their earlier resignation, removal from office or death.

     The  Board  is  currently  composed  of  five  Class II Directors: James H.
Hartung, Phillip Levin, Terry J. Logan, Timothy R. Kasmoch and Michael G. Nicholson; and four Class I Directors; R. Francis DiPrete, Daniel J. Haslinger, Carl Richard and Joseph H. Scheib (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2006 and 2007, respectively). At each annual meeting of stockholders, directors will be elected for a full term of two years to succeed those directors whose terms are expiring.

     The Board has nominated James H. Hartung, Timothy R. Kasmoch and Michael G. Nicholson as Class II Directors, each to serve until the 2008 annual meeting of stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. HARTUNG, KASMOCH AND NICHOLSON BE ELECTED AT THE ANNUAL MEETING AS CLASS II DIRECTORS.

     Each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Class II Director. If any nominee declines or is unable to accept such nomination to serve as a Class II Director, events which the Board does not now expect, the proxies reserve the right to vote for another person as a Board nominee. The proxy solicited hereby will not be voted to elect more than three Class II Directors.

     The three nominees for Class II Directors receiving a majority of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote will be elected as directors, provided a quorum is present.

     Certain information about all of the directors and nominees for director is furnished below.

                  MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth (i) the names and ages of our directors and executive officers and the positions they hold, and (ii) the names and ages of the nominees for director listed herein. Executive officers serve at the pleasure of the Board.



Name                   Age  Position
---------------------  ---  ---------------------------------------------------------
R. Francis DiPrete      52  Class I Director (2)(3)
James H. Hartung        63  Class II Director (1)(3)(4)
Timothy R. Kasmoch      44  President, Chief Executive Officer, Class II Director (1)
Phillip Levin           67  Class II Director, Chairman of the Board (2)(3)(4)
Terry J. Logan, Ph.D.   63  Class II Director (5)
Carl Richard            80  Class I Director (2)(3)(4)
Joseph H. Scheib        50  Class I Director
Daniel J. Haslinger     51  Class I Director (5)
Michael G. Nicholson    40  Chief Development Officer, Class II Director (1)(5)
Howard E. Hartung       36  Chief Operating Officer
James K. McHugh         47  Chief Financial Officer, Secretary, Treasurer

______________________
(1)     Directors currently nominated for re-election.
(2)     Member of Audit Committee.
(3)     Member of Compensation Committee.
(4)     Member  of  Nominating  Committee.
(5)     Member  of  Finance  Committee.

R. Francis DiPrete, age 52. Mr. DiPrete is an attorney and is currently a self-employed business consultant. From March 1999 until December, 2003, Mr. DiPrete served as President and Board Chairman of Strategic Asset Management, Inc. (formerly Worldtech Waste Management, Inc.), a Nevada corporation and holding company that provides business and financial consulting advisory services to, and control and operation of, businesses. From August 2003 until December 2003, Mr. DiPrete served as President and director of Ophir Holdings, Inc., a Nevada corporation and consulting firm specializing in public and shareholder relations. Mr. DiPrete is a graduate of Rutgers University and Roger Williams University, School of Law. Mr. DiPrete has served as our Director since May 2000, and is a member of the Board's Audit and Compensation Committees.

James H. Hartung, age 63. Mr. Hartung is the President and Chief Executive Officer of the Toledo-Lucas County (Ohio) Port Authority, a position he has held since 1994. Mr. Hartung has served as our Director since February 2006 and is a member of the Board's Compensation and Nominating Committees. Mr. Hartung's son, Howard, is our Chief Operating Officer.

Daniel J. Haslinger, age 51. In 2004, Mr. Haslinger was initially employed as our Chief Operating Officer, and then was appointed Chief Executive Officer beginning January 1, 2005 through February 13, 2006, when at that time he became our consultant. Mr. Haslinger is also the Chief Executive Officer and Owner of Micro Macro Integrated Technologies, a Nevada company specializing in computer-aided process control technology. In addition, Mr. Haslinger is a member of N-Viro Filipino, LLC, one of our international licensees, and is also a member of DJH Holdings, LLC, an investment company. Mr. Haslinger has served as our Director since May 1999 and is a member of the Board's Finance Committee.

Timothy R. Kasmoch, age 44. Mr. Kasmoch is also President and CEO of Tri-State Garden Supply, d/b/a Gardenscape, a bagger and distributor of lawn and garden products, which provides trucking services to our Company. Mr. Kasmoch is a graduate of Penn State University. Mr. Kasmoch has served as our Director since February 2006.

Phillip Levin, age 67. From July through December 2004, Mr. Levin was our Chief Executive Officer. Currently, Mr. Levin has been the President of both Levin Development Company and MGM Consulting Services, a real estate development and financial consulting company, respectively, located in Troy, Michigan, since 1992. Mr. Levin holds an MBA in both Accounting and Finance, and was a partner-in-charge of PriceWaterhouseCoopers' consulting division in Michigan for 16 years. Mr. Levin has served as our Director since November 2002 and is a member of the Board's Audit, Nominating and Compensation Committees.

Terry  J.  Logan,  Ph.D.,  age  63.  Dr.  Logan  is  the  President  of  Logan
Environmental, Inc., an environmental consulting firm in Beaufort, South Carolina, and our consultant. From July 1999 to June 2004, Dr. Logan served as our Chief Operating Officer and President, and was appointed Chief Executive Officer in May 2002. From 1971 until July 1999, Dr. Logan was a professor of Agronomy at The Ohio State University. Dr. Logan has served as our Director since May 1993 and is a member of the Board's Finance Committee.

Michael  G.  Nicholson,  age  40.  Mr. Nicholson was appointed Chief Development
Officer in September 2004, and prior to that served as Chief Operating Officer from May 2002 until September 2004, and Vice-President of Sales and Marketing since December 1996. Prior to December 1996, Mr. Nicholson served us and N-Viro Energy Systems Ltd. in various sales management positions since 1990. Mr. Nicholson is the son of J. Patrick Nicholson, a reporting owner of our stock, has served as our Director since February 1998 and is a member of the Board's Finance Committee.

Carl Richard, age 80. Mr. Richard is currently an Executive Vice-President of P.R. Transportation, a trucking company located in Toledo, Ohio, and our consultant. Mr. Richard served as Vice-President of C.A. Transportation from 1988 through 2000 and as Vice-President of R.O.S.S. Investments, a real estate holding company, from 1980 through 2000. Mr. Richard has served as our Director since December 2004 and is a member of the Board's Audit, Nominating and Compensation Committees.

Joseph H. Scheib, age 50. Mr. Scheib is the Chief Financial Officer of Broad Street Software Group, a comprehensive software technology company located in Edenton, North Carolina. From May 2000 until February 2003, Mr. Scheib was the Financial Operation Principal/Compliance Officer of Triangle Securities, LLC of Raleigh, North Carolina, an asset management, brokerage and investment banking firm. Mr. Scheib is a CPA and a graduate of East Carolina University with a degree in accounting. Mr. Scheib has served as our Director since December 2004.

Howard E. Hartung, age 36. Mr. Hartung was hired and appointed our Chief Operating Officer in September 2005. Since 2004, Mr. Hartung served as the International Trade Representative for the State of Michigan's Michigan Economic Development Corporation, an economic development arm for the State, located in Lansing, Michigan. Prior to that, Mr. Hartung served as a Product Development Manager with a technology development firm and as a lobbyist in Columbus, Ohio. Mr. Hartung is the son of James H. Hartung, a member of our Board of Directors.

James K. McHugh, age 47. Mr. McHugh has served as our Chief Financial Officer, Secretary and Treasurer since January 1997. Prior to that date, Mr. McHugh served us and N-Viro Energy Systems Ltd. in various financial positions since April 1992.


Key  Relationships

     Michael Nicholson is the son of J. Patrick Nicholson, a more than 5% beneficial reporting owner of N-Viro, and a former consultant and former Chairman of our Board, and the former holder of one share of our Series A Redeemable Preferred Stock, which was redeemed by us on May 27, 2005.

     Up until March 2005, R. Francis DiPrete was co-trustee of the Cooke Family Trust, a more than 5% beneficial reporting owner of N-Viro.

     Howard Hartung is the son of James Hartung, a member of our Board of Directors.


Board  of  Directors

     Our business, property and affairs are managed under the direction of our Board. Our Board held seven formal meetings during 2005, consisting of two regular meetings and five special meetings.

     We encourage stockholder communications with directors. Stockholders may communicate with a particular director, all directors or the Chairman of the Board by mail or courier addressed to him or the entire Board in care of James
K. McHugh, Corporate Secretary, N-Viro International Corporation, 3450 West Central Avenue, Suite #328, Toledo, OH 43606. All correspondence should be in a sealed envelope marked "Confidential" and will be forwarded unopened to the director as appropriate.

     We are committed to a Board in which a majority of its members consist of independent directors, as defined under the New York Stock Exchange ("NYSE")
Rules. The Board has reviewed the independence of its members, applying the NYSE Rules and considering other commercial, legal, accounting and familial relationships between the directors and us. The Board has determined that Messrs. Kasmoch, Haslinger, Logan and Nicholson are not independent directors by virtue of their current or former positions as our executive officers.

     The Board encourages all members of the Board to attend our annual stockholder meeting. Failure to attend annual meetings without good reason is a factor the Nominating Committee will consider in determining whether to renominate a current board member. Six out of the seven members of the Board attended the 2005 Annual Meeting.


Audit  Committee

     The Audit Committee, consisting of Messrs. Levin, DiPrete and Richard, recommends the appointment of the outside auditor, oversees our accounting and internal audit functions and reviews and approves the terms of transactions between us and related party entities. The directors who serve on the Committee are all "independent" for purposes of the NYSE listing standards. That is, the Board of Directors has determined that none of them has a relationship with us that may interfere with their independence from us and our management. The
Board of Directors has determined that Mr. Levin qualifies as a "financial expert" as defined by the SEC. During 2005, the Audit Committee met three times. The Audit Committee has retained UHY LLP to conduct the audit for the year ended December 31, 2006. The audit committee is governed by a written charter, a copy of which was attached as an exhibit to the proxy statement for the 2002 annual meeting.

     We adopted a Code of Ethics which covers the Chief Executive Officer and Chief Financial Officer, which is administered and monitored by the Audit Committee of the Board. A copy of the Code of Ethics is attached as Exhibit A to this Proxy Statement and is posted on our web site.

                             AUDIT COMMITTEE REPORT

     The following report was prepared by Phillip Levin, R. Francis DiPrete and Carl Richard, as members of our Audit Committee.

     The Audit Committee oversees our financial reporting process on behalf of the Board. We meet with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. We discuss these matters with our independent auditors and with appropriate financial personnel and internal auditors. We regularly meet privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. In addition, the Committee reviews our financing plans and reports recommendations to the full Board for approval and to authorize action.

     Management has primary responsibility of our financial statements and the overall reporting process, including our system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

     This year, the Audit Committee reviewed our audited financial statements and met with both management and UHY LLP, our independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with UHY LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items related to that firm's independence from us. The Audit Committee also discussed with UHY LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005.

     Phillip Levin
     R. Francis DiPrete
     Carl Richard


Compensation  Committee

     The Compensation Committee, consisting of Messrs. Richard, Levin, DiPrete and Hartung, determines officers' salaries and bonuses and administers the grant of stock options pursuant to our stock option plans. The Compensation Committee met one time during 2005.

                          COMPENSATION COMMITTEE REPORT

     The following report was prepared by Carl Richard, R. Francis DiPrete, Phillip Levin and James H. Hartung as members of our Compensation Committee.

     The compensation of our executive officers is determined by the Compensation Committee of the Board.

     The Compensation Committee's philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area. This philosophy is intended to assist us in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, the Compensation Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options. The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

     The Compensation Committee establishes salary recommendations to the Board at a level intended to be competitive with the average salaries of executive officers in comparable companies with adjustments made to reflect our financial health. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through individual performance and our performance.

     Long-term incentives are provided through stock options granted under our Stock Option Plan. The stock options represent an additional vehicle for aligning management's and stockholders' interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

     The Compensation Committee, subject to any employment agreements in effect with its executive officers, reviews and recommends to the Board for approval the salaries, bonuses and long-term incentives of our officers, including its most highly compensated executive officers. In addition, the Committee recommends to the Board the granting of stock options under our Stock Option Plan to executive officers and other selected employees, directors and to consultants, and otherwise administers our Stock Option Plan.

     With respect to Chief Executive Officer compensation, Mr. Kasmoch's base salary is determined by his Employment Agreement with us dated February 14, 2006, which entitles him to an annual base salary of $60,000 plus 50,000 unregistered shares of our stock, both over a period of one year. See "Employment Agreements."

     The Compensation Committee is also responsible for recommending to the Board bonus amounts, if any, payable to Mr. Kasmoch, the Chief Executive Officer. Any bonuses payable will be determined by the Compensation Committee, based on the same elements and factors relating to our other Executive Officers.

     The Compensation Committee has not formulated any policy regarding qualifying compensation paid to our Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Compensation Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

Carl  Richard
R.  Francis  DiPrete
Phillip  Levin
James  H.  Hartung


Finance  Committee

     The Finance Committee, consisting of Messrs. Logan, Haslinger and Nicholson, assists in monitoring our cash flow requirements and approves any internal or external financing or leasing arrangements. This committee did not meet during 2005.


Nominating  Committee

     The Nominating Committee, consisting of Messrs. Levin, Richard and Hartung, considers and recommends to the Board qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors. The Nominating Committee does not have a charter as of the date of this proxy statement. All members of the Committee are independent under the NYSE Rules, and met three times during 2005. The Nominating Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director. The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate's qualifications. All stockholder recommended candidates should be independent and possess substantial and significant experience which would be of value to us in the performance of the duties of a director. Recommended candidates must be of the highest character and integrity, free of any conflicts of interest and possess the ability to work collaborately with others, and have the time to devote to Board activities. All candidates will be reviewed in the same manner, regardless of the source of the recommendation. It is generally the policy of the Board to consider the stockholder recommendations of proposed director nominees, if such recommendations are serious and timely received. To be considered "timely received," recommendations must be received in writing at our principal executive offices, at N-Viro International Corporation, 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606, Attention: Chairman, Nominating Committee, c/o James K. McHugh, Corporate Secretary, no later than January 11, 2007, the date that is less than 120 days before May 10, 2007. In addition, any stockholder director nominee recommendation must include, at a minimum, the following information: the stockholder's name; address; the number and class of shares owned; the candidate's biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder's opinion as to whether the stockholder recommended candidate meets the definitions of "independent" and "financially literate" under the NYSE Rules. In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the candidate's statement that he/she meets these requirements; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; and consents to serve on the Board if elected.


     See "Certain Relationships and Related Transactions" for additional information on certain members of the Board and management.


Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, or SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports received by us and on written representations from reporting persons, we believe that the current directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2005, with the following exceptions:

     Joseph Scheib filed a report of beneficial ownership on April 21, 2005, reporting late three sales of common stock on April 8, 2005.

     R. Francis DiPrete filed a report of beneficial ownership on September 19, 2005, reporting late two sales of common stock on September 14, 2005.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We had outstanding 3,728,059 shares of common stock, $.01 par value per share, or the Common Stock, on September 22, 2006, which constitute the only classes of our outstanding voting securities.

Five Percent Stockholders

     At September 22, 2006, the following were the only persons known to us to own beneficially more than 5% of the outstanding shares of Common Stock:


                        Name and Address of          Amount and Nature of  Percentage of Outstanding Shares
Title of Class           Beneficial Owner            Beneficial Ownership           of Common Stock
--------------  -----------------------------------  --------------------  ---------------------------------

                Cooke Family Trust (1)
                90 Grande Brook Circle, #1526
Common Stock .  Wakefield, Rhode Island 02879                     873,886                             22.13%

                J. Patrick Nicholson (2)
                2306 Birch Run Court
Common Stock .  Sylvania, OH   43560                              324,195                              8.70%

                N-Viro Energy Systems, Inc. (3)
                2306 Birch Run Court
Common Stock .  Sylvania, Ohio  43560                             271,888                              7.29%


______________________

1. The shares attributed to the Cooke Family Trust include 653,886 shares owned beneficially and 220,000 in common stock purchase warrants exercisable to purchase an equal number of shares of common stock. This information was derived from the Schedule 13D Amendment #3 filed on September 6, 2006.

2. The shares attributed to Mr. Nicholson include 2,307 shares held directly and 271,888 shares owned beneficially by N-Viro Energy Systems, Inc. Also attributed to Mr. Nicholson are 50,000 shares owned jointly by Mr. Nicholson and three of his sons: Michael G. Nicholson, Robert F. Nicholson and Timothy J. Nicholson. Michael is our Chief Development Officer and Director, Timothy and Robert are former employees. Mr. Nicholson resigned as our director on August 28, 2003, and was terminated as our consultant on July 13, 2005. This information was derived from the Schedule 13D Amendment #4 filed on August 9, 2006. Mr. Nicholson also asserts in this Form 13D that he owns an additional 67,500 shares for stock options previously granted to him. We maintain that these stock options were cancelled as part of the termination in July 2005 of his consulting agreement with us, and are therefore not included with the stock totals in the table above.

3. N-Viro Energy Systems, Inc. was the corporate general partner of N-Viro Energy Systems, Limited, a limited partnership that was terminated as of December 31, 2001 and one of the predecessor entities that combined to form the Company in October 1993. The general partners of N-Viro Energy Systems, Limited were J. Patrick Nicholson, N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling stockholder, and four trusts established for the benefit of Mr. Nicholson's children. N-Viro Energy Systems, Inc. has dispositive power over all 271,888 shares, per the Form 13D Amendment #4 filed on August 9, 2006.

Security  Ownership  of  Management

     The following table sets forth, as of September 22, 2006, unless otherwise specified, certain information with respect to the beneficial ownership of our shares of Common Stock by each person who is our director, a nominee for the Board, each of the Named Executive Officers, and by our directors and executive officers as a group. Unless otherwise noted, each person has voting and investment power, with respect to all such shares, based on 3,728,059 shares of Common Stock outstanding on the Record Date. Pursuant to the rules of the SEC, shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.



                                      Name of Beneficial                        Amount and Nature of
Title of Class                             Owner                              Beneficial Ownership (1) Percent of Class
-------------   ------------------------------------------------------------  -----------------------  -----------------

Common Stock .  R. Francis DiPrete                                                         66,340 (2)              1.76%
Common Stock .  James H. Hartung                                                            2,500 (3)              0.07%
Common Stock .  Daniel J. Haslinger                                                       112,877 (4)              2.97%
Common Stock .  Timothy R. Kasmoch                                                        142,500 (5)              3.77%
Common Stock .  Phillip Levin                                                              47,879 (6)              1.27%
Common Stock .  Terry J. Logan                                                            126,862 (7)              3.29%
Common Stock .  Michael G. Nicholson                                                      183,809 (9)              4.78%
Common Stock .  Carl Richard                                                               90,850 (10)             2.41%
Common Stock .  Joseph H. Scheib                                                          123,663 (11)             3.30%
Common Stock .  Howard E. Hartung                                                             -0-                  0.00%
Common Stock .  James K. McHugh                                                            56,996 (8)              1.51%
Common Stock .  All directors and executive officers as a group (11 persons)              954,276 (12)            22.20%

______________________

1. Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

2. Represents 16,340 shares of Common Stock owned by Mr. DiPrete, and a total of 50,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.20 to $3.05 per share.

3. Represents -0- shares of Common Stock owned by Mr. Hartung, and a total of 2,500 shares issuable upon exercise of options which are currently exercisable at $1.70 per share.

4. Represents 14,027 shares of Common Stock owned by Mr. Haslinger, 36,650 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.91 to $5.19 per share, 32,200 shares owned by Micro Macro Integrated Technologies, a company in which Mr. Haslinger is the owner and Chief Executive Officer, and 30,000 shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share.

5. Represents 87,500 unregistered shares and 2,500 registered shares of Common Stock owned by Mr. Kasmoch, 50,000 shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share, and 2,500 shares issuable upon exercise of options which are currently exercisable at $1.70 per share

6. Represents -0- shares of Common Stock owned by Mr. Levin, 40,750 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.65 to $3.05 per share, and 7,129 shares owned by a family member.

7. Represents 812 shares of Common Stock owned by Dr. Logan, and a total of 126,050 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.95 to $5.00 per share.

8. Represents 796 shares of Common Stock owned by Mr. McHugh, and a total of 56,200 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $5.00 per share.

9. Represents 15,009 shares of Common Stock owned by Mr. Nicholson, 118,800 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.90 to $5.00 per share, and 50,000 shares owned jointly by Mr. Nicholson, his father, J. Patrick Nicholson, and his brothers, Robert F. Nicholson and Timothy J. Nicholson. J. Patrick is a more than 5% beneficial owner and former consultant to us, Timothy and Robert are former employees.

10. Represents 51,000 shares of Common Stock owned by Mr. Richard, 11,250 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.65 to $2.45 per share, 2,500 shares owned by family members and 26,100 shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share.

11. Represents 104,063 shares of Common Stock owned by Mr. Scheib, 15,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.65 to $2.45 per share, 600 shares owned by a family member and 4,000 shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share.

12. Represents 290,984 shares of Common Stock owned by the Directors and Officers, 92,429 shares owned indirectly, 459,700 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.90 to $5.19 per share and a total of 110,100 unregistered shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share.

                      EQUITY COMPENSATION PLAN INFORMATION


                                                                                           Number of securities
                                          Number of securities                           remaining available for
                                              to be issued        Weighted-average        future issuance under
                                            upon exercise of      exercise price of        equity compensation
                                          outstanding options,  outstanding options,   plans (excluding securities
Plan category                             warrants and rights    warrants and rights     reflected in column (a))
---------------------------------------   --------------------  ---------------------  ----------------------------

Equity compensation plans
    approved by security holders . . . .               692,575  $                2.33                       627,225

Equity compensation plans
    not approved by security holders (1)               713,351  $                1.85                           -0-
---------------------------------------   --------------------  ---------------------  ----------------------------
Total. . . . . . . . . . . . . . . . . .             1,405,926  $                2.09                       627,225

______________________

1. Represents warrants to purchase our Common Stock, issued to subscribers as part of a private placement of shares of Common Stock during 2004 and 2005, all issued at $1.85 per share. Also represents warrants to purchase our Common Stock, issued to Strategic Asset Management, Inc., in 2005 as part of an agreement to provide consulting services, issued at $1.84 per share.



                             EXECUTIVE COMPENSATION

Compensation  of  Directors

     Our Board of Directors has approved the payment of cash compensation to non-employee directors in exchange for their service on the Board. The amount of cash compensation to be received by each non-employee director is $1,000 per regular meeting attended during each calendar year, and $500 per special meeting attended. Our Board of Directors generally has four regular meetings per calendar year. The Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.

     In May 2004, the stockholders approved a new stock option plan which provides for the automatic grant of options to purchase 2,500 shares of Common Stock for each regular meeting attended, and an option to purchase 1,250 shares of Common Stock for each special meeting attended, subject to a maximum of options to purchase 15,000 in any year. This Plan also provided for the automatic grant to the non-employee Directors to replace the automatic awards of stock options which were not granted to the non-employee directors after May 10, 2003 as a result of the termination of the 1998 Plan and the failure of the stockholders to approve the 2003 Stock Option Plan at the 2003 annual meeting.

     Directors who are our employees do not receive any additional compensation for serving as directors. Directors who are our consultants do not receive any additional cash compensation for serving as directors, but do receive stock options per the provisions of the stock option plan.

     See "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions" for additional compensation to directors.


Compensation  of  Executive  Officers

     The following table presents the total compensation paid to our Chief Executive Officer and Chief Development Officer during 2005. There were no other executive officers who were serving at the end of 2005 and whose total annual salary and bonus, if any, exceeded $100,000.


                                                                                          Long-Term Compensation
                                                       Annual Compensation          --------------------------------
                                              -------------------------------------  Securities
                                                                   Other Annual      Underlying       All Other
Name and Principal Position             Year       Salary ($)     Compensation ($)   Options(#) (1)  Compensation($)
-------------------------------------   ----  -----------------  ------------------  --------------  ---------------
Daniel J. Haslinger (2). . . . . . . .  2005  $          18,000  $       16,000 (3)           -0-    $    71,000 (4)
President and Chief Executive Officer.  2004  $           6,750  $              -0-        37,650    $    39,500 (4)

--------------------------------------------------------------------------------------------------------------------

Michael G. Nicholson . . . . . . . . .  2005  $         110,000  $              -0-           -0-    $    24,283 (5)
Chief Development Officer. . . . . . .  2004  $         107,466  $              -0-        58,000    $    20,598 (5)

______________________

1. The numbers shown represent the number of shares of Common Stock for which options were granted to the Named Executive Officers in 2004 and 2005.

2.     Mr.  Haslinger  was  appointed Chief Operating Officer effective November
2004, and subsequently Chief Executive Officer effective January 1, 2005. He served as CEO through February 13, 2006 at which time Mr. Timothy Kasmoch was appointed CEO.

3. Mr. Haslinger is owed approximately $16,000 for a commission fee due under and pursuant to the terms of his Memorandum of Employment, entered into by and between Mr. Haslinger and us in September 2004.

4. Mr. Haslinger received, through a company owned by him, $22,500 in 2004 and $60,000 in 2005, under and pursuant to the terms of his Memorandum of Employment, entered into by and between Mr. Haslinger and us in September 2004. Mr. Haslinger also received, through another company owned by him, $6,000 in 2004 for a lease termination service fee. Mr. Haslinger also received, through another company owned by him, $7,000 in consulting fees. From January 1 to September 1, 2004, Mr. Haslinger was compensated in his role as our Director and consultant, and received $8,000 in cash and $3,000 worth of restricted common stock in 2004, and $3,000 of restricted common stock in 2005 for these services.

5. Mr. Nicholson received term life insurance premium payment benefits in 2004 and 2005 of $1,026, for a $1,000,000 term policy with his spouse named as beneficiary. Mr. Nicholson also received $15,947 in 2004 and $21,221 in 2005 for the deemed bargain-purchase element of stock options granted in May 2004 under and pursuant to his employment agreement entered into by and between Mr. Nicholson and the Company in June 2003 and amended in September 2004, respectively. Mr. Nicholson also received $3,625 in 2004 and $2,036 in 2005 for interest and fees in connection with a credit facility agreement between us and Monroe Bank + Trust, signed in February 2003.




                        OPTION GRANTS IN LAST FISCAL YEAR


                         Number of         Percent of Total
                         Securities         Options Granted
                         Underlying          to Employees         Exercise or
Name                  Options Granted (1)    in Fiscal Year (2)   Base Price ($/share)   Market Price ($/share)  Expiration Date
--------------------  -------------------  --------------------  ---------------------  -----------------------  ---------------
Daniel J. Haslinger                  -0-                 --                    --                        --                 --

--------------------------------------------------------------------------------------------------------------------------------

Michael G. Nicholson                 -0-                 --                    --                        --                 --


________________________________

     (1)     Options  vest  100%  six  months  after  the  date  of  Grant.

     (2) No employees or officers were granted options in the last fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                                                               Number of Securities                    Value of Unexercised
                                                              Underlying Unexercised                       In-The-Money
                                                                 Options at Fiscal                      Options at Fiscal
                         Shares                                    Year End (#) (1)                       Year End ($) (2)
                      Acquired On      Value       ----------------------------------------------  ----------------------------
Name                  Exercise (#)  Realized ($)         Exercisable            Unexercisable       Exercisable   Unexercisable
--------------------  ------------  -------------  -----------------------  ---------------------  ------------  --------------
Daniel J. Haslinger            -0-  $         -0-                    2,100                    -0-  $      1,911  $          -0-


Michael G. Nicholson           -0-  $         -0-                   30,000                    -0-  $     27,000  $          -0-


_________________

1. All options granted prior to November 1995 have been adjusted to reflect a one-for-four reverse stock split effective October 31, 1995.

2. Options are "in-the-money" only if the closing market price of the Common Stock on December 31, 2005 exceeded the exercise price of the options. There were 32,100 options "in-the-money" that were held by our Named Executive Officers on December 31, 2005 based upon the $1.20 per share closing price for the stock on that date.



Employment  Agreements

     On  September  27, 2004, we executed a Memorandum of Employment with Daniel
J. Haslinger, then employed by us as a Manager, and a member of our Board. Mr. Haslinger was subsequently appointed Chief Operating Officer in November 2004, and then appointed Chief Executive Officer in December 2004, effective at January 1, 2005. Mr. Haslinger agreed to enter into an employment arrangement with us which was terminable "at will" for $1,500 per month, retroactive to August 16, 2004. Also on September 27, 2004, we executed a Storage Site Agreement with Micro Macro Integrated Technologies, Inc., or MMIT, Daniel J. Haslinger and his spouse, Rebecca S. Haslinger, together referred to as the Haslingers. Mr. Haslinger is Chief Executive Officer and owner of MMIT. We agreed with MMIT and the Haslingers to utilize property to transfer material produced at our Toledo Bayview wastewater treatment facility for $5,000 per month, retroactive to August 16, 2004. At a meeting of our Board of Directors on February 14, 2006, Mr. Haslinger was replaced as our President and Chief Executive Officer when Timothy R. Kasmoch was appointed our President and CEO and concurrently terminated both Mr. Haslinger's employment agreement and the agreement with MMIT and the Haslingers, and approved a consulting agreement with DJH Holdings, LLC, a company owned by Mr. Haslinger. The new agreement provides a monthly fee of $9,000 for a minimum sixty (60) business hours for services rendered as requested by our Chief Executive Officer, relating to our general business and affairs including marketing and operations, for an initial period of six months which is renewable by mutual consent. The consulting agreement was disclosed as Exhibit 10.1 to a Form 8-K filed on March 20, 2006.

     On June 6, 2003, we entered into an Amended and Restated Employment Agreement, or the 2003 Agreement, with Michael G. Nicholson at a minimum annual salary of $110,000. The agreement is for a four-year term, subject to periodic review and termination for breach. The 2003 Agreement also provides that Mr. Nicholson shall be entitled to (i) bonuses to be payable at the discretion of the Board, (ii) other benefits, including life and health insurance, (iii) in the case Mr. Nicholson's employment is terminated before the end of the term and Mr. Nicholson incurs legal fees in connection with the termination, we will reimburse him up to $10,000 for legal fees and related expenses, and (iv) stock options to purchase 50,000 shares of our Common Stock priced as of the date of execution. At the date of the 2003 Agreement, Mr. Nicholson voluntarily agreed to reduce his minimum annual salary to $90,180 until November 1, 2003, on which date his $110,000 salary level per the employment agreement was resumed. In May 2004, Mr. Nicholson reduced his salary by 9% to a rate of $100,100, and in November 2004 Mr. Nicholson resumed his salary level of $110,000 per the 2003 Agreement. In September 2004, we amended the 2003 Agreement with Mr. Nicholson, primarily to revise the grant of options to provide for an option to purchase 30,000 shares of our Common Stock at $0.90 per share, and an option to purchase 20,000 shares of our common stock at $1.95 per share. All grants were priced below the fair market value of our stock price at the date of grant, and we are recognizing an expense over the four-year period to reflect this.

     On June 14, 1999, Dr. Terry J. Logan entered into an employment agreement with us at a minimum annual salary of $144,000. Such agreement was for a five-year term, subject to review annually and termination for breach. The agreement also provided that Dr. Logan will be entitled to (i) bonuses to be payable at the discretion of the Board, (ii) other benefits, including insurance and pension plan, as are provided to other executive officers, and (iii) stock options to purchase 50,000 shares of our Common Stock. Effective July 1, 1999, Dr. Logan voluntarily agreed to reduce his minimum annual salary to $120,000 for the years ended December 31, 2001, 2002 and in the first month of 2003. In February 2003, Dr. Logan further reduced his salary by 10% to a rate of $108,000, and in July 2003, Dr. Logan resumed his salary level per the employment agreement of $144,000. In May 2004, Dr. Logan reduced his salary by 17% to $120,000 through the ending date of his employment, June 30, 2004. In July 2005, Dr. Logan rescinded the stock options portion of his consulting agreement, effective with services rendered after June 2005. In March 2006, we approved a First Amendment to the consulting agreement and extended it for an additional two (2) years to June 2008. All other terms of the existing agreement were retained, with the exception of the section referring to Dr. Logan's stock option compensation, which has been deleted by the First Amendment. Dr. Logan will continue to be compensated at the same rate. The First Amendment to the Consulting Agreement is effective as of February 13, 2006.


Compensation  Committee  Interlocks  and  Insider  Participation

     Through May of 2005, the members of the Compensation Committee consisted of Mr. Christopher Anderson, Mr. Brian Burns and Mr. Richard. Messrs. Anderson and Burns were no longer directors after May 2005. For the balance of the 2005 fiscal year, the members consisted of Messrs. Richard, DiPrete and Levin. For 2005, Mr. Levin was paid fees of $27,000 for management consulting work performed outside his duties as a director. Of these fees, $3,000 was paid in unregistered shares of our common stock. The other $24,000 was paid for services rendered outside his duties as Chairman of the Board.

     In 2005, Mr. DiPrete was paid fees of $5,000 for a consulting fee in connection with the settlement of past legal bills with our former law firm. Mr. DiPrete was also paid 2,500 stock options valued at $2.00 per share for consulting work performed in 2004.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     J. Patrick Nicholson, a former consultant and father of Michael G. Nicholson, one of our directors, received fees of $41,726 in 2005 and $86,565 in 2004 for consulting services pursuant to the terms of a Consulting Agreement dated August 28, 2003. Mr. Nicholson also received benefits of approximately $10,414 in 2005 and $19,423 in 2004, including life insurance and medical benefit payments, pursuant to the terms of the aforementioned Consulting Agreement. In addition, expenses totaling $17,000 in 2004 were offset against the receivable due from N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling stockholder, decreasing the balance owed to us to $-0-. Mr. Nicholson also received fees for attending board meetings as a member of the Company's Board of $11,340 in 2004. The fees were paid with 5,040 unregistered shares of our common stock, and were for meetings attended in 2002 and 2003. Also, loan fees and the cost of warrants paid pursuant to the agreement to provide additional collateral to secure the Company's bank financing amounted to $2,462 in 2005 and $3,625 in 2004. And, Mr. Nicholson exercised non-qualified stock options and recognized income of $8,188 in 2004. In July 2005, we terminated the 2003 Agreement with Mr. Nicholson, as disclosed in a Form 8-K filed July 14, 2005.

     In February 2003 we closed on an $845,000 credit facility with Monroe Bank + Trust, or the Bank. To secure the credit facility, we were required by the Bank to obtain additional collateral of $100,000, or the Additional Collateral, which was obtained via a real estate mortgage from a third party. Messrs. J. Patrick Nicholson, our former Chairman of the Board and former Consultant; Michael G. Nicholson, our Chief Development Officer, Director and son of J. Patrick Nicholson; Robert F. Nicholson and Timothy J. Nicholson, our former employees, collectively referred to as the Nicholsons, provided the Additional Collateral. In exchange for their commitment, we agreed to provide the Nicholsons the following: (1) an annual fee in an amount equal to $2,000 per annum; (2) interest at an annual rate of 5% of the $100,000 value of the Additional Collateral beginning on the first anniversary date of the closing of the credit facility, and (3) a warrant to acquire an aggregate of 50,000 shares of our voting common stock at a purchase price of $0.90 per share, which was the closing market price of our common stock on the prior business day to the closing of the credit facility. The warrant was exercisable, in whole or in part, at any time and from time to time until February, 2006. In addition, we granted to the Nicholsons a lien on our inventory and accounts receivable, subordinated to both existing liens on our assets and all liens granted by us in favor of the financial institution providing the credit facility. In February, 2004, the Nicholsons exercised the warrant and acquired 50,000 shares of our common stock at a purchase price of $0.90 per share. In February 2005, the Bank amended the facility and released the Additional Collateral, which terminated the security interest in the lien of the Nicholsons.

     In 2005, R. Francis DiPrete, a director, received $5,000 for a consulting fee in connection with the settlement of past legal bills with our former law firm. Mr. DiPrete was also paid for consulting work performed in 2004 with 2,500 stock options valued at $2.00 per share. In 2004, Mr. DiPrete received 5,040 unregistered shares of our common stock for board meetings attended in 2002 and 2003.

     In 2005 and 2004, we issued a total of 10,000 and 16,100 shares, respectively, of unregistered common stock to Carl Richard, a director, in a private placement. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share.

     In 2004, we issued a total of 30,000 shares of unregistered common stock to Micro Macro Integrated Technologies, a company owned by Daniel Haslinger, a director, in a private placement. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share.

     In 2005, Joseph Scheib, a director, received $2,500 for a consulting fee with settlement and reporting issues with Mr. J. Patrick Nicholson, and our stock option plan. In 2004, we issued Mr. Scheib a total of 4,000 shares of unregistered common stock in a private placement. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share.

     In 2004, we issued a total of 100,001 shares of unregistered common stock to the Cooke Family Trust in a private placement. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share.

     In 2005, we issued 958 and 1,358 shares of unregistered common stock to Phillip Levin and Daniel Haslinger, respectively, both directors, in exchange for management consulting work performed outside their duties as directors from January to April 2004, for $3,000 and $4,000, respectively, or a total of $7,000.

     In 2004, we issued 31,200 shares of unregistered common stock to Strategic Asset Management Inc., or SAMI, in a private placement. Robert Cooke is the President of SAMI as stated by its most recent filing of Schedule 13D, Amendment No. 5. These shares were issued at $1.25 per share, with associated warrants to purchase additional shares at $1.85 per share. The shares were used to pay debt of ours for fees due SAMI for their expenses relating to stockholder derivative litigation initiated in 2003.

     In 2005 we also issued to SAMI, pursuant to a Financial Public Relations Agreement, 120,000 shares of unregistered common stock and 120,000 common stock purchase warrants to purchase an equal number of shares of our common stock at an exercise price of $1.84 per share. The shares and the warrants were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933. The transaction was disclosed as Exhibits 10.1 and 10.2 to a Form 8-K filed October 12, 2005.

     In 2005, pursuant to a Stock Subscription Agreement, we issued to Timothy Kasmoch 50,000 shares of unregistered common stock and 50,000 common stock purchase warrants at an exercise price of $1.85 per share and with an exercise period not to exceed five years from the date of the Agreement. Payment for the securities was made in kind, by the provision of trucking services valued at $62,500. The trucking services were provided from February 2005 to September 2005. The shares and warrants were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933. At the time of issuance, Mr. Kasmoch was not our officer or director and was not related to any of our officers or directors, and was not a more-than-5% beneficial owner of our stock. In February 2006, Mr. Kasmoch was appointed our President and Chief Executive Officer. The Stock Subscription Agreement was disclosed on a Form 8-K filed October 12, 2005, and the appointment of Mr. Kasmoch as our CEO was disclosed on a Form 8-K filed February 21, 2006.


                                LEGAL PROCEEDINGS

     In June 2005, J. Patrick Nicholson, our former Chairman and CEO, filed a Demand for Arbitration, seeking damages of $50,000 from us, based on a claimed breach of a Consulting Agreement dated August 28, 2003 between us and Mr. Nicholson. Mr. Nicholson also seeks rescission of his Consulting Agreement and reinstatement of a prior agreement between him and us, which was in effect prior to the order by the Delaware Chancery Court terminating a stockholder derivative suit. This arbitration proceeding was previously reported in our Form 10-QSB filed August 15, 2005. We are vigorously contesting Mr. Nicholson's claims in this proceeding. Discovery is still in process, and a hearing on the matter is likely to be scheduled for November 2006.

     On July 13, 2005, our Board of Directors voted to terminate for cause the Consulting Agreement with J. Patrick Nicholson, based on numerous specific instances of violations of the terms of the Consulting Agreement by him. The Consulting Agreement, filed as Exhibit B to the Form 8-K filed August 29, 2003, contained a term ending no earlier than five years from the date of the contract. Mr. Nicholson is a reporting beneficial owner of approximately 10.6% of our outstanding common stock, as of the date of his Form SC 13D/A filed August 9, 2006. Mr. Nicholson was being paid an aggregate of over $92,000 per year under the Consulting Agreement, exclusive of any other payouts earnable. In November 2005, Mr. Nicholson filed an amended complaint pertaining to his Demand for Arbitration, which added as an additional claim wrongful termination.

     On January 27, 2006, J. Patrick Nicholson applied to the Delaware Chancery Court for an order to compel us to allow him access to inspect our corporate and business books and records and our stockholder list, pursuant to a request under
Section 220 of the Delaware General Corporation Law. No monetary relief is sought in this action. We contend that the documents sought by Mr. Nicholson in this action far exceed those to which he is entitled under Section 220, and principally relate to his claims in the arbitration described above. We are vigorously defending this action and have filed a response in the Delaware Chancery Court, but no discovery has been conducted, and no relief has been granted as of the date of this Form 10-QSB.

     On July 11, 2006, J. Patrick Nicholson and N-Viro Energy Systems, Inc. filed a Complaint with Jury Demand in the United States District Court for the Northern District of Ohio, against us, Ophir Holdings, Inc., Strategic Asset Management, Inc., Robert A. Cooke, the Cooke Family Trust and the following members of our Board of Directors: Daniel J. Haslinger, Phillip Levin, R.
Francis DiPrete and Terry J. Logan,. The Complaint is seeking undeterminable damages and other relief from the named defendants, based on a claimed breach of fiduciary duty, common law fraud and violations of Section 10(b)(5) of the Securities Exchange Act of 1934. A response to this Complaint is due by August 25, 2006. We are at present vigorously contesting this action, which we believe is without any basis in law or fact, and plan to continue to do so. A hearing on a Motion for Summary Disposition on this matter is likely to be scheduled for November 2006.

     From time to time we are involved in legal actions arising in the ordinary course of business. With respect to these matters, we believe we have adequate legal defenses and/or have provided adequate accruals for related costs such that the ultimate outcome will not have a material adverse effect on our future financial position or results of operations.


                              INDEPENDENT AUDITORS

Appointment  of  UHY  LLP

     The firm of UHY LLP, or UHY, served as our independent auditors for the year ended December 31, 2005 and 2004, and has been selected by us to serve as our independent auditors for the year ending December 31, 2006. UHY was approved as our independent auditors by the Board on October 19, 2004.

Audit  Fees

     Audit services of UHY included the audit of our annual financial statements for 2005 and 2004, and services related to quarterly filings with the SEC through the reporting period ended September 30, 2005. Fees for these services totaled approximately $53,500 for 2005 and $52,000 for 2004.

Audit  Related  Fees

     There were no fees billed for the years ended December 31, 2005 and December 31, 2004 for assurance and related services by UHY that are reasonably related to the performance of the audit or review of our financial statements.

Tax  Fees

     There were no fees billed for the years ended December 31, 2005 and December 31, 2004 for professional services rendered by UHY for tax compliance, tax advice, and tax planning.

All  Other  Fees

     UHY did not provide any consultation or assistance on accounting related matters for the years ended December 31, 2005 and December 31, 2004.

     Although the Audit Committee Charter does not explicitly require it, the Audit Committee approves all engagements of outside auditors before any work is begun on the engagement.


      PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of UHY LLP served as independent auditors for the year ended December 31, 2005 and has been selected by us to serve as our independent auditors for the year ending December 31, 2006. Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the Directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2007 because of the difficulty and expense of making such a substitution. A representative of UHY is not expected to attend the Annual Meeting and therefore will not be available to respond to appropriate questions, and will not make a statement at the Annual Meeting.

     The audit reports of UHY on our consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF UHY LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006.


                                  OTHER MATTERS

     We are not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.


                 STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder wishing to have a proposal considered for inclusion in our proxy solicitation material for the Annual Meeting of Stockholders to be held in 2007 must set forth such proposal in writing and file it with James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, no later than January 11, 2007, the date that is less than 120 days before May 10, 2007. Further, pursuant to Rule 14a-4, if a stockholder fails to notify us of a proposal before March 27, 2007, the date that is less than 45 days before May 10, 2007, such notice will be considered untimely, and management proxies may use their discretionary voting authority to vote on any such proposal.


                         BY  THE  ORDER  OF  THE  BOARD  OF
                         DIRECTORS

                         /s/  James  K.  McHugh
                         ----------------------
                         James  K.  McHugh
                         Chief  Financial  Officer,  Secretary  and  Treasurer

                                                                       Exhibit A
                                                                       ---------

                         N-VIRO INTERNATIONAL CORPORATION

                                 Code of Ethics

     The Board of Directors has determined that the Chief Executive Officer and Chief Financial Officer of the Company hold important and elevated roles in corporate governance. While members of the management team, they are uniquely capable and empowered to ensure that all stakeholders' interests are appropriately balanced, protected and preserved. This Code provides principles to which these individuals are expected to adhere and advocate. They embody rules regarding individual and peer responsibilities to the Company, the Company's clients and shareholders. Violations of the Code of Ethics may subject the officer to censure, suspension or termination.

     Each of the Chief Executive Officer and Chief Financial Officer shall, at all times:

1. Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships. All material transactions and relationships involving a potential conflict of interest between the Company and the Chief Executive Officer or Chief Financial Officer must be approved in advance by the Board of Directors of the Company.

2. Provide full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company.
3. Comply with applicable rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

4. Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing his independent judgment to be subordinated.

5. Respect the confidentiality of information acquired in the course of his work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of his work shall not be used for personal advantage.

6. Share knowledge and maintain skills important and relevant to the Company's needs.

7. Proactively promote ethical behavior as a responsible partner among peers in his work environment.

8. Achieve responsible use of and control over all Company assets and resources employed or entrusted to him.

9. Report promptly known or suspected violations of this Code to the Chairman of the Audit Committee.

     Each waiver of a provision of this Code of Ethics, and each material transaction and relationship involving a conflict of interest between the Company and the Chief Executive Officer or Chief Financial Officer which is approved by the Board of Directors, must be disclosed in the periodic reports filed by the Company with the Securities and Exchange Commission, pursuant to the rules of the Commission.

[N-Viro International Corporation logo]
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA  15230

--------------------------------------------------------------------------------
VOTE BY TELEPHONE
--------------------------------------------------------------------------------
Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.


--------------------------------------------------------------------------------
VOTE  BY  INTERNET
--------------------------------------------------------------------------------
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.


--------------------------------------------------------------------------------
VOTE  BY  MAIL
--------------------------------------------------------------------------------
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh PA 15230-1150.


        Vote by Telephone        Vote by Internet            Vote by Mail
     -----------------------   ----------------------    -------------------
     Call Toll-Free using a    Access the Website and     Return your proxy
        touch-tone telephone:     cast your vote:        in the postage-paid
            1-888-693-8683      www.cesvote.com           envelope provided

                       Vote 24 hours a day, 7 days a week!
  If you vote by telephone or internet, please do not send your proxy by mail.

                          [Graphic Omitted]

                   Proxy card must be signed and dated below.
            Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------
[N-Viro International Corporation logo]

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
            MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 14, 2006.

Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the "Company"), hereby appoints Timothy R. Kasmoch and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Beach Resort, Cocoa Beach, Florida, on November 14, 2006 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse. In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Dated:                     ,  2006
       --------------------

--------------------------------------------------------------
Signature

--------------------------------------------------------------
Signature

Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                   Proxy card must be signed and dated below.
            Please fold and detach card at perforation before mailing.

--------------------------------------------------------------------------------
N-VIRO  INTERNATIONAL  CORPORATION                                         PROXY

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS II DIRECTORS AND FOR PROPOSAL 2.

1.     ELECTION  OF  CLASS  II  DIRECTORS

     Nominees:
          1.     James  H.  Hartung        FOR           WITHHOLD
          2.     Timothy  R.  Kasmoch      FOR           WITHHOLD
          3.     Michael  G.  Nicholson    FOR           WITHHOLD



2.     RATIFY THE APPOINTMENT OF UHY LLP AS INDEPENDENT AUDITORS

      FOR           AGAINST           ABSTAIN

 PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

            Continued and to be signed and dated on the reverse side.